UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2025

CYNGN INC.

(Exact name of registrant as specified in charter)

Delaware	001-40932	46-2007094
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1344 Terra Bella

Mountain View, CA 94043

(Address of principal executive offices) (Zip Code)

(650) 924-5905

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CYN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 4, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) and the Board of Cyngn Inc. (the “Company”), after discussion with the Company’s senior management, concluded that the Company’s previously issued audited financial statements included in the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2024, originally included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2025, and the unaudited condensed consolidated financial statements as of and for the periods ended March 31, 2025 and June 30, 2025, originally included in the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 8, 2025 and August 6, 2025, respectively, (collectively the “Prior Financial Statements”) should no longer be relied upon and should be restated due to an error in the Company’s accounting for the Series A Warrants (the “Series A Warrants”) and the Series B Warrants (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”) issued by the Company pursuant to the terms of that certain Securities Purchaser Agreement dated December 20, 2024 (the “Purchase Agreement”). Accordingly, investors should no longer rely upon the Company’s previously released Prior Financial Statements. In addition, investors should no longer rely upon the earnings release for the periods noted and other communications relating to the Prior Financial Statements.

The error resulted in an estimated increase to warrant liability by $12.7 million, a decrease in equity balance by $12.7 million and a reclassification from operating activities to financing activities on the statement of cash flow as of December 31, 2024. The Company estimates that it will recognize a loss on the issuance of the Warrants of approximately $2.3 million and offering-related issuance costs of approximately $1.7 million as of December 31, 2024. The error also resulted in a material change to the quarterly financial statements due to the cumulative effect. The estimated impact of the error on the quarterly financials is an increase of $402 thousand to additional paid-in-capital and a decrease of $3.7 million in net loss. The error has no impact on total cash, revenue, or operating performance.

In addition, the Company intends to adjust for certain out-of-period errors that were not material, individually or in the aggregate, and are being corrected as part of the restatement of its financial statements.

In connection with the error, the Company’s management has identified an additional material weakness in the Company’s internal control over financial reporting and disclosure controls and procedures as of December 31, 2024. The Company’s updated assessment of the effectiveness of its internal control over financial reporting and disclosure controls and procedures will be described in more detail in the amended Annual Report. In order to remediate the material weakness, the Company intends to hire a third-party expert to evaluate any complex accounting transaction. The Company expects the material weakness to be fully remediated and tested by the first quarter of 2026.

The Audit Committee has discussed the matters disclosed in Item 4.02 of this Current Report on Form 8-K with CBIZ CPAs P.C., the Company's independent registered accounting firm.

The Company is working to complete the filing of its amended Annual Report Form 10-K for the fiscal year ended December 31, 2024, which will include restated consolidated financial statements and notes thereto and any other appropriate revisions for the year ended December 31, 2024. The Company will include the restated March 31, 2025 and June 30, 2025 financial statements within the Quarterly Report on Form 10-Q for the period ended September 30, 2025.

The Compensation Committee of the Board considered the Company’s Clawback Policy and concluded that the restatement would not require recovery of any awarded compensation pursuant to the Company’s Clawback Policy (which was filed as Exhibit 97.1 to the Company’s Form 10-K for the fiscal year ended December 31, 2024).

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Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this Current Report on Form 8-K are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will,” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, those statements regarding the Company’s expectations as to the causes of the error, the scope and impact of the error, the Company’s plans to amend its previously filed Prior Financial Statements and restated financial statements and other disclosures contained therein and the timing of such amendment, and the timing of the filing of the amended Annual Report on Form 10-K for the year ended December 31, 2024.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the timing and nature of the resolution of the issues discussed in this Current Report on Form 8-K, any delay in the filing of required periodic reports, whether a restatement of financial results will be required for other accounting issues, adverse effects on the Company’s business related to the disclosures made in this Current Report on Form 8-K, and volatility of the Company’s stock price.

You should not place undue reliance on the Company’s forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated or implied by its forward-looking statements, including those important factors set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. The Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2025

CYNGN INC.

By:	/s/ Natalie Russell
Natalie Russell
Chief Financial Officer

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